UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2014

FILED ON AUGUST 14, 2014

_______________________________

Hannover House, Inc.

(Exact name of registrant as specified in its charter)

_________________

Wyoming	000-28723	91-1906973
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

1428 Chester Street, Springdale, AR 72764
(Address of Principal Executive Offices) (Zip Code)

479-751-4500
(Registrant’s telephone number, including area code)

f/k/a "Target Development Group, Inc."

f/k/a "Mindset Interactive Corp."

330 Clematis Street, Suite 217, West Palm Beach, Florida 33401 (561) 514-0936
(Former name or former address and former fiscal year, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01

Entry into a Material Definitive Agreement.  Debt Conversion Transactions - During the calendar year-to-date for 2014, Hannover House, Inc. ("Company") has entered into a variety of “Debt Conversion” transactions and direct stock-equity issuances in exchange for debt forgiveness or value credits from key, eligible creditors and obligations.  The initial announcement of such planned activity was previously disclosed in an OTC Markets filing on August 7, 2013 and again (with additional specificity as to the restoration of the Company’s prior Authorized Share Count to 700-million), in a Form 8-K filing posted on November 19, 2013.  The Company’s plans for issuing shares for debt forgiveness was discussed at length during an open-discussion forum at the annual shareholder’s meeting, held February 21, 2014 at the Grand Hyatt Hotel in New York City.  The consensus among attendees at the shareholder’s meeting was that the conversion of debts into equity was a valuable tool for managers to utilize judiciously in order to preserve cash resources for growth.

Beginning on January 7, 2014, and continuing through to the date of this disclosure (August 14, 2014), the Company authorized both the issuance of new shares and the retirement of shares, with a net increase in total outstanding shares growing by a total of 26,466,938.  Theequity-issuance transactions have resulted in direct payments or credits against corporate obligations totaling $365,300 in value.  There have been four Debt Conversion transactions, the first to Deer Valley Management, LLC in January, the second and third to MaremmanoCorporation in April and June, and the final transaction to JSJ Investments, Inc. on July 31, 2014.   Additionally, shares were issued directly to nine creditors for full or significant reductions of corporate obligations.  As of the date of this filing, Company believes that all shares issued under the four Debt Conversions transactions have been sold by the receiving parties into the marketplace.

The total share count now in issue for Hannover House, Inc. (OTC: HHSE) as of the date of this filing is 606,699,303, according to the Company’s Transfer Agent, Standard Registrar & Transfer Co., Inc., Draper, Utah.

 SECTION 8 — OTHER EVENTS

Item 8.01	Other Events.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of businesses acquired. Not Applicable.
(b) Pro forma financial information. Not Applicable.
(c) Shell company transactions. Not Applicable.
(d) Exhibits.

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Chart of HHSE Share Issuances / Chart of Debt Reductions & Classifications

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 14, 2014	Hannover House, Inc.
	By	/s/ Eric F. Parkinson
Name: Eric F. Parkinson Title: C.E.O.